Dyax Corp. has requested that portions of this document be accorded confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended. Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks [*****] denote such omission.

CONFIDENTIAL DOCUMENT
Exhibit 10.3

COMMERCIAL OUTSOURCING SERVICES AGREEMENT

This Commercial Outsourcing Services Agreement (this “Agreement”) is entered into as of February 12, 2013 (the “Effective Date”) by Integrated Commercialization Solutions, Inc. (“ICS”) and Dyax Corp. (the “Company”).

Recitals

A.	The Company is in the business of manufacturing, selling, and distributing pharmaceutical and therapeutic products in the United States, which are identified in Schedule A (the “Products”);

B.	ICS is in the business of providing distribution, commercial support and other logistics services;

C.
The Company desires to engage ICS to provide certain warehousing, distribution, order management, data management and specified marketing services related to the Products upon the terms and subject to the conditions in this Agreement; and

D.	ICS desires to provide such services to the Company upon the terms and subject to the conditions in this Agreement.

Agreement

NOW, THEREFORE, the parties hereby agree as follows:

1.
Appointment as Exclusive Agent.  The Company hereby appoints ICS as the exclusive provider of Services (as defined in Section 2) for Products sold to the Company’s customers (“Customers”) in the United States, Guam, Puerto Rico and the U.S. Territories during the Term (as defined in Section 4.1), as stated in this Agreement.

2.        Services to Be Performed

2.1	Services. The Company hereby engages ICS to provide the following services with respect to Products (“Services”):

2.1.1	Customer Services as described in Exhibit B.

2.1.2	Warehousing and Inventory Program Services as described in Exhibit C.

2.1.3	Distribution Services as described in Exhibit D.

2.1.4	Warehousing and Distribution of Sample Products as described in Exhibit E.

2.1.5	Marketing Materials Fulfillment Services as described in Exhibit F.

2.1.6	Contract Administration and Chargeback Processing as described in Exhibit G.

2.1.7	Accounts Receivable Management and Cash Applications as described in Exhibit H.

2.1.8	Financial Management Services as described in Exhibit I.

2.1.9	Information Technology Services as described in Exhibit J.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

2.2
ADR Status.  Solely for the limited purpose of compliance with the pedigree requirements of the Prescription Drug Marketing Act and any similar state laws, ICS is considered an “Authorized Distributor of Record” for the Products and a third party logistics provider that does not take title to Product or have general responsibility to direct the Product’s sale or disposition.  This designation will not be construed in a manner that results in ICS being considered a distributor or wholesaler for any other purpose or under any other law or regulation.

2.3
Taxes.  ICS will not be responsible for collection or payment of any Taxes on behalf of the Company.  “Taxes” means any and all liabilities, losses, expenses, and costs of any kind whatsoever that are, or are in the nature of taxes, fees, assessments, or other governmental charges, including interest, penalties, fines and additions to tax imposed by any federal, state or local government or taxing authority in the United States on or with respect to: (a) the Agreement or any related agreements or any future amendment, supplement, waiver, or consent requested by the Company or any required by the Agreement with respect to the execution, delivery or performance of any thereof, or the issuance, acquisition or subsequent transfer thereof, (b) the return, acquisition, transfer of title, storage, removal, replacement, substitution, purchase, acceptance, possession, rejection, ownership, delivery, non-delivery, use, operation, sale, abandonment, redelivery or other disposition of any interest in Products or any part thereof, (c) the receipts or earnings arising from any interest in Products or any part thereof, (d) any payment made pursuant to this Agreement or to any Products, or (e) otherwise as a result of or by reason of the transactions contemplated by this Agreement.  Taxes do not include taxes imposed upon ICS that are based upon or measured by gross or net income and any franchise Taxes of ICS or any personal property taxes for Products or equipment owned by ICS.

3.         Compensation - Fees For Services

3.1
Compensation.  The Company will compensate ICS for Services in accordance with Schedule B.  ICS will provide [*****] invoices for fees for Services to the Company, and will bill the Company for any pass through charges monthly or as ICS is billed.  The Company must notify ICS of any disputed charges in writing within [*****] days of the date of the invoice covering such charges.  In the absence of any such notice of dispute, all invoices will be deemed to be correct and due in full within [*****] days of the invoice date.  If the Company disputes a portion of an invoice, the Company must pay the undisputed portion of the invoice within [*****] of the invoice date.  A late fee of [*****]% per month (or any portion thereof) will be charged as of the due date on all amounts not paid within [*****] days of the invoice date, except any amount disputed by the Company in good faith.  If any dispute is resolved in favor of ICS, the Company will pay the applicable late fee on such amount from the original due date.

3.2
Consumer Price Index Changes.  The fees set forth on Schedule B that are expressed in dollars (but not percentages) will be adjusted annually to reflect increases in the Consumer Price Index for All Urban Consumers, U.S. City Average, for all items, 1982-84=100, published by the United States Department of Labor on its website at http://www.bls.gov/cpi (the “CPI-U”).  The adjustment will be effective on the first day of the month following the publication by the United States Department of Labor after each one year anniversary of the Effective Date.  By way of example only, if the Effective Date is January 1, 2008, the adjustment would be effective on February 1, 2009 following publication of the CPI-U on or about January 15, 2009.  Each of the fees set forth on Schedule B will be multiplied by the percent increase in the CPI-U during each prior twelve-month period (for purposes of such calculation, the fees will be the fees set forth on a revised Schedule B provided to the Company on an annual basis).  An example of the calculation of the increase is set forth on Schedule C.  If publication of the CPI-U ceases, or if the CPI-U otherwise becomes unavailable or is altered in such a way as to be unusable, the parties will agree on the use of an appropriate substitute index published by the Bureau or any successor agency.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

3.3
Cost Adjustment.  If ICS can reasonably demonstrate to the Company that the costs to ICS for providing Services have materially increased (or are reasonably likely to increase materially during the following [*****] month period of the Term) as a result of any changes in the any applicable law, treaty, rule or regulation or a final and binding determination of a court or other Governmental Authority (“Requirements of Law”), including the adoption of any new Requirements of Law impacting Services, then ICS may increase the applicable component of the fees for such Services in Schedule B (a “Cost Adjustment”).  ICS must notify the Company of any proposed Cost Adjustment at least [*****] days prior to its effective date.  All Cost Adjustments will be determined under generally accepted accounting principles (GAAP) and cost allocation methods applied on a consistent basis.  If the Company objects to any Cost Adjustment and the parties are unable in good faith to resolve such objection to the reasonable satisfaction of both parties, then either party may terminate this Agreement upon [*****] days’ prior written notice to the other party.

3.4
Program Ready Date. If the Company requests that ICS delay the launch of Services more than [*****] months beyond the agreed-upon date on the signature page to this Agreement (the “Program Launch Date”), the Company will pay ICS a program ready fee and any associated expenses as specified in Schedule B, including reasonable out-of-pocket costs and other expenses.  The Company will give ICS at least [*****] week’s written notice of changes to the Program Launch Date.  Program ready fees will continue until the Program Launch Date.  After the Program Launch Date, the Company will pay applicable monthly program fees.  For the [*****] during which Services are performed, ICS will prorate any difference between program ready fees and applicable monthly program fees

4.        Term and Termination

4.1
Initial Term.  This Agreement will be effective as of the Effective Date and will continue for three (3) years (the “Term”) unless sooner terminated in accordance with Section 4.  The Term may be extended upon written mutual agreement of the parties, such extension to be negotiated in good faith six (6) months prior to the expiration of the Term.

4.2	Termination for Breach.

4.2.1
If a party fails to pay any amount due to the other party under this Agreement, the other party may provide notice to the non-paying party specifying the amount due and notifying the non-paying party that the other party may terminate this Agreement if the non-paying party fails to pay the amount due within [*****] days of the date of the notice.  If the non-paying party fails to pay the amount due within [*****] days of the date of the notice, the other party may terminate this Agreement immediately and, in such event, will provide written notice of termination to the non-paying party.  If non-payment occurs more than [*****] times during any [*****] period, the other party may terminate this Agreement upon [*****] days’ written notice without any opportunity for cure.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

4.2.2
If a party fails to perform any other material obligation under this Agreement, the other party may provide notice to the breaching party describing the breach in detail and notifying the breaching party that the other party may terminate this Agreement if the breaching party’s failure to perform is not cured within [*****] days of the date of the notice.  If the breaching party’s failure to perform is not cured within [*****] days of the date of the notice, then the other party may terminate this Agreement immediately and, in such event, will provide written notice thereof to the breaching party; except that (a) if the breaching party has begun to cure a non-monetary breach within such [*****] days, but the cure is not completed within such [*****] days, the breaching party will have a reasonable time to complete its cure if it diligently pursues the cure until completion, and (b) if such breach occurs more than [*****] times during any [*****] period, the non-breaching party may terminate this Agreement upon [*****] days’ written notice without any opportunity for cure.

4.3
Termination for Specific Events.  Either party may immediately terminate this Agreement upon written notice to the other party upon the other party’s: (a) filing an application for or consenting to appointment of a trustee, receiver or custodian of its assets; (b) having an order for relief entered in Bankruptcy Code proceedings; (c) making a general assignment for the benefit of creditors; (d) having a trustee, receiver, or custodian of its assets appointed unless proceedings and the person appointed are dismissed within [*****] days; (e) dissolving its existence under applicable state law; (f) insolvency within the meaning of Uniform Commercial Code Section 1-201 or failing generally to pay its debts as they become due within the meaning of Bankruptcy Code Section 303(h)(1), as amended; or (g) certification in writing of its inability to pay its debts as they become due (and either party may periodically require the other to certify its ability to pay its debts as they become due) (each, a “Bankruptcy Event”).  Each party must provide immediate notice to the other party upon a Bankruptcy Event.

4.4
Expenses. Within [*****] days of expiration or earlier termination of this Agreement for any reason, the Company will (a) pay ICS any amount owed in accordance with this Agreement; (b) return to ICS all hardware, software and other equipment, or pay to ICS the replacement cost of items not returned; and (c) pay non-recoverable expenses for telecommunication, facsimile, postage, shipping and other services incurred by ICS up to the effective date of termination.

4.5
Survival.  Accrued payment, indemnity and confidentiality obligations, and any provision if its context shows that the parties intended it to survive, will survive expiration or termination of this Agreement and, except as expressly provided, expiration or termination will not affect any obligations arising prior to the expiration or termination date.

5.         Recalls; Other FDA Issues

5.1
Recalls.  If the Company conducts a recall, market withdrawal or field correction of any Products (a “Recall”), the Company will conduct the Recall or designate a third party to do so and be responsible for all Recall expenses.  ICS will comply with the Company’s reasonable requests in the Recall.  If the Recall was not due primarily to ICS’s negligence, the Company must pay or reimburse ICS’s Recall expenses (including reasonable attorneys’ fees).  If the Recall was due primarily to ICS’s negligence, ICS must pay or reimburse the Company’s reasonable documented out-of-pocket Recall expenses (including reasonable attorneys’ fees).  Each party will use commercially reasonable efforts to minimize Recall expenses.  The Company will notify ICS of any proposed Recall as soon as possible and, in any event, will do so within [*****] hours of initiating a Recall.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

5.2
Government Notices.  Each party will provide the other with a copy of any correspondence or notices it receives from the United States Food and Drug Administration (“FDA”), the United States Drug Enforcement Administration (“DEA”) or any counterpart state agency specifically relating to Services or relating to a material violation of any kind that is related to the Company or the Product, whether such violation resulted from an act or omission by the Company or by ICS, no later than [*****] business days following such receipt.  In addition, ICS will provide the Company with any notice relating to Products promptly upon its receipt.  Each party will also provide the other with concurrent copies of any responses to any such correspondence or notices (e.g., such as an FDA 483 notice, warning letters, untitled regulatory letters and establishment inspection reports).  Where reasonably possible, ICS will give prior notice to the Company of any scheduled FDA or DEA inspections of ICS’s facilities specifically relating to any Products, and, if reasonably possible, will afford the Company the opportunity to be present at such inspection and to review and contribute to any written response, to the extent permitted by law.

6.
Legal Compliance.  During the Term, each party will comply with all Requirements of Law.  ICS will comply with Requirements of Law related to storage, handling and distribution of Products.  The Company will comply with Requirements of Law related to importation, manufacture, distribution, labeling, storage, sale and handling of Products.

7.        Representations and Warranties

7.1
By the Company – In General.  The Company represents and warrants to ICS that (a) the Company has authority to enter into and perform this Agreement without restriction and this Agreement is a valid and binding obligation of the Company; (b) the execution, delivery and performance of this Agreement by the Company have been duly authorized by all necessary corporate actions of the Company; (c) the Company has and will maintain, in full force and effect, all licenses and permits required under applicable law for the Company to sell and distribute Products under this Agreement; and (d) as of the Program Launch Date, there is no proceeding or investigation pending or threatened that questions validity of this Agreement, marketing authorizations related to Products or actions under this Agreement.

7.2
By the Company – Products.    The Company represents and warrants to ICS that, on and after the Program Launch Date, (a) the Products, or any part thereof, have not been materially adversely affected in any way as a result of any legislative or regulatory change, revocation of the right to manufacture, distribute, handle, store, sell or market them or the Company’s breach of this Agreement; (b) no approvals, consents, orders or authorizations of or designation, registration, declaration or filing with any nation, government, state or other political subdivision, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (“Governmental Authority”) are required for Company’s performance of its obligations under this Agreement, other than any approvals already obtained; (c) all Products have been approved by each applicable Governmental Authority for commercial sale and shipment within the United States; and (d) the Company either (i) owns or holds the duly approved Biologics License Application (as such term is used in the Public Health Service Act, Title 21, United States Code), or the duly approved New Drug Application or Abbreviated New Drug Application (as such terms are used in the Federal Food, Drug and Cosmetic Act, Title 21, United States Code), for each of the Products, or (ii) is otherwise considered the “manufacturer” of all Products within the meaning of any applicable federal, state or local law relating to pedigrees.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

7.3
By ICS.  ICS represents and warrants to the Company that (a) ICS has authority to enter into and perform this Agreement without restriction and this Agreement is a valid and binding obligation of ICS; (b) the execution, delivery and performance of this Agreement by ICS has been duly authorized by all necessary corporate actions of ICS; (c) ICS has and will maintain in full force and effect, all licenses and permits required under applicable law for ICS to perform the Services under this Agreement; (d) there is no proceeding or investigation pending or threatened that questions validity of this Agreement, ICS’s licenses to warehouse and distribute pharmaceuticals, or any actions pursuant to this Agreement; and (e) no approval of or filing with any Governmental Authority (within the United States) is required to perform Services, other than any approvals already obtained.

7.4
Notice of Changes.  The Company and ICS must give prompt written notice to the other if it becomes aware during the Term of any action or development that would cause any warranty in this Section to become untrue.

8.
Trademarks/Data.  Neither party may use the other party’s name, trademarks, service marks, logos, other similar marks, other intellectual property, or other data or information in any manner without its prior written approval, except to perform its obligations under this Agreement.  Data and information that belong to the Company will be any data and information related to Products (including sales information), except “ICS Data.”  ICS Data is data and information that is not specific to Products or the Company and was developed by ICS relating to its processes, reports and Services provided to the Company under this Agreement.  ICS Data, including information and data relating to any of ICS’s customers and their profiles, belongs to ICS.

9.        Confidentiality

9.1
Agreement.  The confidentiality and non-disclosure provisions set forth on Schedule D are hereby incorporated by reference.  The parties will abide by its provisions during the Term and for [*****] years thereafter.  Information disclosed under this Agreement and the terms and conditions of this Agreement (including all attachments) are deemed “Confidential Information” under the Confidentiality Agreement.

9.2
Termination.  Upon expiration or termination of this Agreement for any reason each party will promptly: (a) return to the other party all documents and other material containing Confidential Information (as defined in the Confidentiality Agreement), including copies, other than those which a party is reasonably required to maintain for legal, tax or valid business purposes; or (b) certify to the other party that it has destroyed all such documentation and other materials.  The obligation to destroy or return does not apply to Confidential Information that is stored on back-up tapes and similar media that are not readily accessible to the party.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

10.      Remedies

10.1
Generally.  Rights and remedies under this Agreement are cumulative and in addition to any other available rights or remedies under any agreement, at law or in equity.  The successful party in any legal action arising out of this Agreement, including enforcing its rights in a bankruptcy proceeding, may recover all costs, including reasonable attorneys’ fees.

10.2
Breach by the Company.  The Company acknowledges the difficulty (if not the impossibility) of ascertaining the amount of damages that would be suffered by ICS if (a) the Company terminates this Agreement without cause or (b) ICS terminates this Agreement following a breach by the Company.  In such event, as compensation and not as a penalty, the Company must pay ICS an early termination fee (the “ETF”) equal to [*****]  ([*****]%) of the aggregate amount of all fees and other sums that, in absence of such termination, would have been paid by the Company to ICS under this Agreement for the remaining months of the Term, with such fees and other sums to be based on [*****] amount paid or owed by the Company to ICS during the [*****] months preceding such termination (or such shorter time as the Agreement has been in effect).  The ETF is in addition to any other claims or amounts owed by the Company to ICS under this Agreement, including Fees for Services performed and costs incurred before the effective date of termination and indemnification obligations under this Agreement and the Continuing Guaranty and Indemnification Agreement described in Section 11.

10.3	Limitations. Except for each party’s obligations with respect to confidentiality under Section 9, indemnification under Section 12 and intellectual property under section 13:

10.3.1
NO PARTY WILL BE LIABLE TO ANY OTHER PARTY FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL OR OTHER SIMILAR DAMAGES ARISING OUT OF OR IN CONNECTION WITH A BREACH OF THIS AGREEMENT, EXCEPT FOR ANY LIABILITY UNDER SECTION 10.2;

10.3.2
The Company understands and agrees that it holds title and risk of loss to the Products stored at the ICS facility located at 420 International Blvd., Suite 500, Brooks, KY 40109 or 5360 Capital Court #102, Reno, NV 89502 (an “ICS Facility”) under this Agreement, and that ICS will not be liable for damage or loss to Products while at an ICS Facility, other than for liability for third party claims subject to indemnification under Section 12.2, except that:

(a)	If damage or loss to Products while at the ICS Facility is caused by ICS’s breach of this Agreement, ICS will be liable for the damage or loss up to the amount of the ETF;

(b)	If damage or loss to Products while at the ICS Facility is caused by ICS’s gross negligence or willful act or omission, then no limitation will apply other than those in Section 10.3.1; and

(c)	Any damage or loss to Products will be based on the Company’s cost of manufacturing or acquiring Products, not their selling cost.

10.4
Responsibility.  The Company is responsible for ensuring that it has appropriate insurance in place to protect itself from potential damage or loss to its Products.  The insurance required under Section 14 is a minimum only, and ICS does not represent or warrant that these coverages are sufficient for the Company’s needs.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

11.	Continuing Guaranty. The Company has executed and delivered to Distributor’s parent corporation, AmerisourceBergen Corporation, the Continuing Guaranty and Indemnification Agreement attached as Exhibit A (the “Continuing Guaranty”).

The representations, warranties and indemnification provisions contained in the Continuing Guaranty are in addition to those contained in this Agreement. The Company acknowledges that Products distributed by ICS under this Agreement are covered by the Continuing Guaranty.

12.      Indemnification

12.1
By the Company.  The Company will defend, indemnify and hold harmless ICS and its subsidiaries, parents, affiliated companies, officers, directors, employees, independent contractors, representatives, shareholders, trustees and agents (“Related Parties”) from and against all claims, liabilities, losses, damages, costs and expenses, including reasonable attorneys’ fees (collectively, “Claims”) brought by third parties or the Company’s employees caused by or arising from any (a) act or omission of the Company or its Related Parties, (b) failure of the Company to perform its obligations or to comply with Requirements of Law, (c) breach of any warranty made by the Company in this Agreement (d) claims of patent, trademark, copyright or other infringement related to Products, (e) storage, handling, use, non-use, demonstration, consumption, ingestion, digestion, manufacture, production and assembly of Products and their transportation to ICS, or (f) Taxes imposed against ICS or its Related Parties; except the Company will have no obligations under this Section 12.1 for any Claims to the extent caused by any negligent act or omission of ICS or its Related Parties.

12.2
By ICS.  ICS will defend, indemnify and hold harmless the Company and its Related Parties from and against all Claims brought by third parties or ICS’s employees against the Company or its Related Parties caused by or arising from any (a) negligent act or omission of ICS or its Related Parties, (b) failure of ICS to perform its obligations or to comply with Requirements of Law, (c) breach of any warranty made by ICS in this Agreement, or (d) making by ICS of representations or warranties with respect to Products to the extent not authorized by the Company; except that ICS will have no obligations under this Section 12.2 for any Claims to the extent caused by any negligent act or omission of the Company or its Related Parties.

12.3
Procedures.  The obligations and liabilities of the parties with respect to Claims subject to indemnification under this Section 12 (“Indemnified Claims”) are subject to the following terms and conditions:

12.3.1
Any natural person or entity (a “Person”) claiming a right to indemnification hereunder (“Indemnified Person”) must give prompt written notice to the indemnifying party (“Indemnifying Person”) of any Indemnified Claim, stating its nature, basis and amount, to the extent known.  Each such notice must be accompanied by copies of all relevant documentation, including any summons, complaint or other pleading that may have been served or any written demand or other document.

12.3.2
With respect to any Indemnified Claim: (a) the Indemnifying Person will defend or settle the Indemnified Claim, subject to provisions of this subsection, (b) the Indemnified Person will, at the Indemnifying Person’s sole cost and expense, cooperate in the defense by providing access to witnesses and evidence available to it, (c) the Indemnified Person will have the right to participate in any defense at its own cost and expense to the extent that, in its judgment, the Indemnified Person may otherwise be prejudiced thereby, (d) the Indemnified Person will not settle, offer to settle or admit liability in any Indemnified Claim without the written consent of an officer of the Indemnifying Person, and (e) the Indemnifying Person will not settle, offer to settle or admit liability as to any Indemnified Claim in which it controls the defense if such settlement, offer or admission contains any admission of fault or guilt on the part of the Indemnified Person, or would impose any liability or other restriction or encumbrance on the Indemnified Person, without the written consent of an officer of the Indemnified Person.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

12.3.3	Each party will cooperate with, and comply with all reasonable requests of, each other party and act in a reasonable and good faith manner to minimize the scope of any Indemnified Claim.

13.
Intellectual Property.  All concepts, inventions, ideas, patent rights, data, trademarks, and copyrights that are related to Products will remain exclusive property of the Company, except those not specific to Products and that relate to the general processes, reports and services developed by ICS and provided to the Company.  Any concepts, inventions, ideas, patent rights, data, trademarks, and copyrights that are developed by ICS that are not specific to Products or that relate to the processes, reports and services developed by ICS will remain the exclusive property of ICS.

14.      Insurance

14.1	By the Company. The Company will maintain and perform its obligations with respect to insurance set forth in the Continuing Guaranty.

14.2	By ICS. During the Term, ICS must maintain the following insurance:

14.2.1	Workers’ Compensation. Workers’ compensation statutory coverage as required by law in states where Services are performed;

14.2.2
Employer’s Liability.  Employer’s liability insurance with a limit of $[*****] for bodily injury by accident per person, $[*****] for bodily injury by accident, all persons and $[*****] bodily injury by disease policy limit;

14.2.3	General Liability. Commercial general liability insurance, including personal injury blanket contractual liability and broad form property damage, with a $[*****] combined single limit;

14.2.4	Umbrella Liability. Umbrella liability insurance in the amount of $[*****] per occurrence and aggregate;

14.2.5	Property Insurance. Property insurance covering the business property of ICS and others while at any unnamed location in the amount of $[*****]; and

ICS is not obligated to insure Products against any loss or damage to Products arising from the shipment or storage of Products at the ICS Facility.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

14.3	Self-Insurance. The insurance required by Section 14 may be made up through a combination of self-insured retention and traditional insurance.

14.4
Source of Recovery.  Except to the extent that ICS is liable for Product damage or loss under Section 10.3(c), the Company must look for recovery in respect of any such loss or damage solely to the casualty and theft or loss insurance provided by the Company in accordance with Section 14.1 of this Agreement.

14.5
Notice and Proof of Insurance.  Throughout the Term, ICS will (a) provide prompt written notice to the Company in the event ICS becomes aware or is notified that the insurance described in Section 14.2 will be materially adversely modified or cancelled and (b) provide the Company with proof of such insurance.

15.
Force Majeure.  If the performance of any part of this Agreement by any party will be affected for any length of time by fire or other casualty, government restrictions, war, terrorism, riots, strikes or labor disputes, lock out, transportation delays, electronic disruptions, internet, telecommunication or electrical system failures or interruptions, and acts of God, or any other cause which is beyond control of a party (financial inability excepted), such party will not be responsible for delay or failure of performance of this Agreement for such length of time, except that (a) the affected party will cooperate with and comply with all reasonable requests of the non-affected party to facilitate Services to the extent possible, and (b) the obligation of one party to pay amounts due to any other party will not be subject to the provisions of this Section.

16.      Miscellaneous Provisions

16.1
Notices.  Any notice, request or other document to be given hereunder to a party is effective when received and must be given in writing and delivered in person or sent by overnight courier or registered or certified mail, return receipt requested, as follows:

If to ICS:	Integrated Commercialization Solutions, Inc. 3101 Gaylord Parkway Frisco, TX 75034

With a copy to:

AmerisourceBergen Specialty Group, Inc. Attn: Group General Counsel, 1N-E186 3101 Gaylord Parkway Frisco, TX 75034

If to the Comapany:

Attn:

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

16.2
Other Rights.  No waiver of any breach of any one or more of the conditions or covenants of this Agreement by a party will be deemed to imply or constitute a waiver of a breach of the same condition or covenant in the future, or a waiver of a breach of any other condition or covenant of this Agreement.

16.3
Severability.    If any provision or the scope of any provision of this Agreement is found to be unenforceable or too broad by judicial decree, the parties agree that the provisions will be curtailed only to the extent necessary to conform to law to permit enforcement of this Agreement to its full extent.

16.4
Entire Agreement; No Reliance.  Each of the parties agrees and acknowledges that this Agreement, including the attachments referred to in this Agreement, (a) constitutes the entire agreement and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, among the parties with respect to the subject matter of this Agreement, including, without limitation, the Distribution Services Agreement (3PL Services) entered into by and between the parties on November 19, 2009, and (b) is not intended to confer any rights or remedies, or impose any obligations, on any person other than the parties.  Each of the parties expressly agrees and acknowledges that, other than those statements expressly set forth in this Agreement, it is not relying on any statement, whether oral or written, of any person or entity with respect to its entry into this Agreement or to the consummation of the transactions contemplated by this Agreement, and each of the parties further waives any claim against the other party that the other party has failed to disclose any fact, occurrence or other matter that relates in any way to its entry into this Agreement.

16.5	Amendments and Modifications. This Agreement may be modified only by a written agreement signed by both parties.

16.6
Assignment.  This Agreement may not be assigned by either party without the prior written consent of the other, which will not be unreasonably withheld, and any attempted assignment will be without effect.  This Agreement will be binding on and will benefit any and all successors, trustees, permitted assigns and other successors in interest of the parties.

16.7	Applicable Law. This Agreement will be construed and enforced in accordance with the laws of the State of Texas (excluding the choice of law provisions thereof).

16.8
Publicity.  Neither party has the right to issue a press release, statement or publication regarding the terms and conditions of or the existence of this Agreement without the prior written consent of the other party.

16.9
Joint Preparation.  Each party to this Agreement (a) has participated in the preparation of this Agreement, (b) has read and understands this Agreement, and (c) has been represented by counsel of its own choice in the negotiation and preparation of this Agreement.  Each party represents that this Agreement is executed voluntarily and should not be construed against a party solely because it drafted all or a portion of this Agreement.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

16.10
Counterparts.  This Agreement may be executed in multiple counterparts, each of which is considered an original and all of which together constitutes one and the same instrument.  Facsimile execution and delivery of this Agreement are legal, valid and binding execution and delivery for all purposes.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

IN WITNESS WHEREOF, the parties execute this Agreement as of the Effective Date.

DYAX CORP.		INTEGRATED COMMERCIALIZATION SOLUTIONS, INC.
By:	/s/ Gustav Christensen	By:	/s/Stephen W. McKinnon
Name:	Gustav Christensen	Name:	Stephen W. McKinnon
Title:	President and CEO	Title:	SVP, GM
2/12/2013

Program Launch Date:  ___________, 201_
[If blank, the Program Launch Date is 60 days after the Effective Date]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

LIST OF SCHEDULES AND EXHIBITS

[This list is to be revised in accordance with the actual Schedules and Exhibits used for each client agreement.]

Schedules:

Schedule A	List of Existing Company Products
Schedule B	ICS Summary of Fees
Schedule C	Example of Price Adjustment Calculation
Schedule D	Confidentiality Provisions

Exhibits:

Exhibit A	Continuing Guaranty and Indemnification Agreement
Exhibit B	Customer Services
Exhibit C	Warehousing and Inventory Program Services
Exhibit D	Distribution Services
Exhibit E	Warehousing and Distribution of Sample Products
Exhibit F	Marketing Materials Fulfillment Services
Exhibit G	Contract Administration and Chargeback Processing
Exhibit H	Accounts Receivable Management and Cash Applications
Exhibit I	Financial Management Services
Exhibit J	IT Services

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

SCHEDULE A
LIST OF PRODUCTS

Product Trade Name:  Kalbitor
Generic Name:  ecallantide
NDC Number:  47783-101-01

Kalbitor is a recombinant protein with high affinity and high specificity for human plasma kallikrein and is used in the treatment of Hereditary Angioedema (HAE).

Kalbitor is temperature sensitive and must be stored and shipped at 2-8 degrees Celsius (36-42 degrees Fahrenheit).

Kalbitor is packaged in a single carton containing 1 mL vials and is administered through three subcutaneous injections.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

SCHEDULE B

ICS SUMMARY OF FEES

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

SCHEDULE C

EXAMPLE OF PRICE ADJUSTMENT CALCULATION

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

SCHEDULE D

CONFIDENTIALITY PROVISIONS

In connection with the Agreement, either party (“Disclosing Party”) may disclose to the other party (“Recipient”) certain of its confidential or proprietary information.

1.
Definition of Confidential Information.  “Confidential Information” means any confidential or proprietary information that is disclosed or made available by Disclosing Party to Recipient, whether in writing or other tangible form, orally or otherwise.  Confidential Information includes (a) information about processes, systems, strategic plans, business plans, operating data, financial information and other information and (b) any analysis, compilation, study or other material prepared by Recipient (regardless of the form in which it is maintained) that contains or otherwise reflects any information disclosed or made available by Disclosing Party to Recipient.

2.	Exclusions from Confidential Information. Confidential Information does not include information that:

2.1	At the time of disclosure to Recipient, is generally available to the public;

2.2	After disclosure to Recipient, becomes generally available to the public other than as a result of a breach of these provisions by Recipient (including any of its affiliates);

2.3
Recipient can establish was already in its possession at the time the information was received from Disclosing Party if its source was not known by Recipient to be bound to an obligation of confidentiality with respect to such information;

2.4	Recipient receives from a third party if its source was not known by Recipient to be bound to an obligation of confidentiality with respect to such information; or

2.5	Recipient can establish was developed independently by Recipient without use, directly or indirectly, of any Confidential Information.

2.
Limitations on Disclosure and Use.  Confidential Information must be kept strictly confidential and may not be disclosed or used by Recipient except as specifically permitted by these provisions or as specifically authorized in advance in writing by Disclosing Party.  Recipient may not take any action that causes Confidential Information to lose its confidential and proprietary nature or fail to take any reasonable action necessary to prevent any Confidential Information from losing its confidential and proprietary nature.  Recipient will limit access to Confidential Information to its employees, officers, directors or other authorized representatives (or those of its affiliates) who (a) need to know such Confidential Information in connection with the Agreement and (b) are obligated to Recipient to maintain Confidential Information under terms and conditions at least as stringent as these provisions.  Recipient will inform all such persons of the confidential and proprietary nature of Confidential Information and will take all reasonable steps to ensure they do not breach their confidentiality obligations, including taking any steps Recipient would take to protect its own similarly confidential information.  Recipient will be responsible for any breach of confidentiality obligations by such persons.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

3.
Equitable Relief.  Each party acknowledges that, when it is Recipient, money damages would not be a sufficient remedy for Disclosing Party in the event of any breach of these provisions and that Disclosing Party is entitled to seek specific performance and injunctive or other equitable relief as a remedy for any such breach.  Recipient further agrees to waive any requirement for the posting of any bond in connection with any such remedy.  Such remedy will be in addition to any other available remedies at law or in equity.

4.
Disclosures Required by Law.  If Recipient is required by law to disclose any Confidential Information, Recipient will give Disclosing Party prompt notice and will use all reasonable means to obtain confidential treatment for any Confidential Information that it is required disclose before making any such disclosure.  If Recipient cannot assure confidential treatment and it has exhausted all reasonable efforts to do so, Recipient may disclose Confidential Information if it first receives a written opinion of its external legal counsel that it is required by law to disclose the information it discloses.  Notwithstanding the foregoing, Disclosing Party may request Recipient to take additional steps to seek confidential treatment before Recipient discloses Confidential Information even though Recipient has otherwise exhausted all reasonable efforts to do so.  In such event, Recipient will undertake such additional steps at Disclosing Party’s expense.

5.
Term of Confidentiality Provisions.  Confidential Information may be disclosed under these provisions during the Term of the Agreement.  Recipient’s obligation to protect Confidential Information expires [*****] years from the expiration or termination of the Agreement.

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

EXHIBIT A
CONTINUING GUARANTY

(attached)

[Attached either executed or blank form on next page]

CONTINUING GUARANTY AND INDEMNIFICATION AGREEMENT

The undersigned guarantees to AmerisourceBergen Corporation and each of its subsidiary companies and their successors that (i) any food, drugs, devices, cosmetics, or other merchandise (“Products”) now or hereafter shipped or delivered by or on behalf of the undersigned and its affiliates (“Guarantors”) to or on the order of AmerisourceBergen Corporation or any of its subsidiaries will not be, at the time of such shipment or delivery, adulterated, misbranded, or otherwise prohibited under applicable federal, state and local laws, including applicable provisions of the Federal Food, Drug and Cosmetic Act, 21 U.S.C. §301 et seq. (“FDCA”), and Sections 351 and 361 of the Federal Public Health Service Act, 42 U.S.C. §§ 262 and 264, and their implementing regulations (“Applicable Laws”), each as amended and in effect at the time of shipment or delivery of such Products; (ii) Products are not, at the time of such shipment or delivery, merchandise that may not otherwise be introduced or delivered for introduction into interstate commerce under Applicable Laws, including FDCA section 301 (21 U.S.C. §331); and (iii) Products are merchandise that may be legally transported or sold under the provisions of any other applicable federal, state or local law.  Guarantors guarantee further that, in the case of food shipments, only those chemicals or sprays approved by federal, state or local authorities have been used, and any residue in excess of the amount allowed by any such authorities has been removed from Products.

Guarantors shall promptly defend, indemnify and hold AmerisourceBergen Corporation and each of its subsidiaries harmless against any and all claims, losses, damages, costs, liabilities and expenses, including attorneys’ fees and expenses, arising as a result of (a) any actual or asserted violation of Applicable Laws or by virtue of which Products made, sold, supplied, or delivered by or on behalf of Guarantors may be alleged or determined to be adulterated, misbranded or otherwise not in full compliance with or in contravention of Applicable Laws, (b) the possession, distribution, sale and/or use of, or by reason of the seizure of, any Products of Guarantors, including any prosecution or action whatsoever by any governmental body or agency or by any private party, including claims of bodily injury, death or property damage, (c) any actual or asserted claim that Guarantors’ Products infringe any proprietary or intellectual property rights of any person, including infringement of any trademarks or service names, trade names, trade secrets, inventions, patents or violation of any copyright laws or any other applicable federal, state or local laws, and (d) any actual or asserted claim of negligence, willful misconduct or breach of contract except to the extent arising from the negligence, willful misconduct or breach of contract of AmerisourceBergen or its affiliates.

Guarantors shall maintain primary, noncontributory product liability insurance of not less than $5,000,000 per occurrence for claims relating to Products.  This insurance must include AmerisourceBergen Corporation, its subsidiaries and their successors as additional insureds for claims arising out of Products.  Guarantor shall provide for at least thirty days’ advance written notice to AmerisourceBergen Corporation of cancellation or material reduction of the required insurance.  If the required insurance is underwritten on a “claims made” basis, the insurance must include a provision for an extended reporting period (“ERP”) of not less than twenty-four months; Guarantors further agree to purchase the ERP if continuous claims made insurance, with a retroactive date not later than the date of this Agreement, is not continually maintained or is otherwise unavailable.  This insurance shall be with an insurer and in a form acceptable to AmerisourceBergen Corporation, and any deductible or retained risk must be commercially and financially reasonable and acceptable to AmerisourceBergen Corporation.  Guarantors warrant that they have sufficient assets to cover any self-insurance or retained risk.  Upon request, Guarantors will promptly provide satisfactory evidence of the required insurance.

Provisions in this Continuing Guaranty and Indemnification Agreement are in addition to, and not in lieu of, any terms set forth in any purchase orders accepted by Guarantors or any separate agreement entered into between AmerisourceBergen Corporation or any of its subsidiaries and Guarantors.  If the language in this Agreement conflicts with the language in any other document, the language in this Agreement controls.

[Insert Company Name]

By:

Name:

Title:

Date:

  EXHIBIT B

CUSTOMER SERVICES

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

EXHIBIT C

WAREHOUSING AND INVENTORY MANAGEMENT SERVICES

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

EXHIBIT D

DISTRIBUTION SERVICES

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

EXHIBIT E

WAREHOUSING AND DISTRIBUTION OF SAMPLE PRODUCTS

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

EXHIBIT F

  MARKETING MATERIALS FULFILLMENT SERVICES

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

  EXHIBIT G

  CONTRACT ADMINISTRATION AND CHARGEBACKS PROCESSING

  [*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

  EXHIBIT H

  ACCOUNTS RECEIVABLE MANAGEMENT AND CASH APPLICATIONS

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

EXHIBIT I

  FINANCIAL MANAGEMENT SERVICES

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.

EXHIBIT J

IT SERVICES

[*****]

Confidential materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote such omission.